Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – August

Innovator U.S. Equity Power Buffer ETF™ – August

Innovator U.S. Equity Ultra Buffer ETF™ – August

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated March 1, 2023

July 24, 2023

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period for each Fund will end on July 31, 2023, and each Fund will commence a new outcome period that will begin on August 1, 2023 and end on July 31, 2024. Each Fund’s Cap will not be determined until the start of the new Outcome Period on August 1, 2023. As of July 21, 2023, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – August	BAUG	20.14% – 23.07% (19.35% – 22.28% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – August	PAUG	14.81% – 15.75% (14.02% – 14.96% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – August	UAUG	14.18% – 15.01% (13.39% – 14.22% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference